PROXY

EVERGREEN ALABAMA MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”), a series of Evergreen Municipal Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Alabama Municipal Bond Fund to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                        Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

^ FOLD HERE ^

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CONTROL NUMBER:
Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.	CHECK DIGIT ID:
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:	CUSIP:

PROXY

EVERGREEN ALABAMA MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all the assets of Evergreen Alabama Municipal Bond Fund (“Alabama Municipal Bond Fund”) by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), each a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Alabama Municipal Bond Fund. The Plan also provides for the distribution of those shares of Municipal Bond Fund to shareholders of Alabama Municipal Bond Fund in liquidation and subsequent termination of Alabama Municipal Bond Fund.

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

SCANNER BAR CODE TAG ID: 12345678	CUSIP:

PROXY

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”), a series of Evergreen Municipal Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Connecticut Municipal Bond Fund to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                        Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

^ FOLD HERE ^

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CONTROL NUMBER:
Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.	CHECK DIGIT ID:
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:	CUSIP:

PROXY

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all the assets of Evergreen Connecticut Municipal Bond Fund (“Connecticut Municipal Bond Fund”) by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), each a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Connecticut Municipal Bond Fund. The Plan also provides for the distribution of those shares of Municipal Bond Fund to shareholders of Connecticut Municipal Bond Fund in liquidation and subsequent termination of Connecticut Municipal Bond Fund.

2. To consider and vote upon such other matters as may properly comebefore said meeting or any adjournment or postponements thereof.

SCANNER BAR CODE TAG ID: 12345678	CUSIP:

PROXY

EVERGREEN GEORGIA MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”), a series of Evergreen Municipal Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Georgia Municipal Bond Fund to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                        Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

^ FOLD HERE ^

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CONTROL NUMBER:
Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.	CHECK DIGIT ID:
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:	CUSIP:

PROXY

EVERGREEN GEORGIA MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all the assets of Evergreen Georgia Municipal Bond Fund (“Georgia Municipal Bond Fund”) by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), each a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Georgia Municipal Bond Fund. The Plan also provides for the distribution of those shares of Municipal Bond Fund to shareholders of Georgia Municipal Bond Fund in liquidation and subsequent termination of Georgia Municipal Bond Fund.

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

SCANNER BAR CODE TAG ID: 12345678	CUSIP:

PROXY

EVERGREEN MARYLAND MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”), a series of Evergreen Municipal Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Maryland Municipal Bond Fund to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                        Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

^ FOLD HERE ^

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CONTROL NUMBER:
Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.	CHECK DIGIT ID:
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:	CUSIP:

PROXY

EVERGREEN MARYLAND MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all the assets of Evergreen Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”) by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), each a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Maryland Municipal Bond Fund. The Plan also provides for the distribution of those shares of Municipal Bond Fund to shareholders of Maryland Municipal Bond Fund in liquidation and subsequent termination of Maryland Municipal Bond Fund.

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

SCANNER BAR CODE TAG ID: 12345678	CUSIP:

PROXY

EVERGREEN NEW JERSEY MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”), a series of Evergreen Municipal Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of New Jersey Municipal Bond Fund to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                        Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

^ FOLD HERE ^

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CONTROL NUMBER:
Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.	CHECK DIGIT ID:
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:	CUSIP:

PROXY

EVERGREEN NEW JERSEY MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all the assets of Evergreen New Jersey Municipal Bond Fund (“New Jersey Municipal Bond Fund”) by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), each a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of New Jersey Municipal Bond Fund. The Plan also provides for the distribution of those shares of Municipal Bond Fund to shareholders of New Jersey Municipal Bond Fund in liquidation and subsequent termination of New Jersey Municipal Bond Fund.

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

SCANNER BAR CODE TAG ID: 12345678	CUSIP:

PROXY

EVERGREEN NEW YORK MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”), a series of Evergreen Municipal Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of New York Municipal Bond Fund to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                        Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

^ FOLD HERE ^

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CONTROL NUMBER:
Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.	CHECK DIGIT ID:
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:	CUSIP:

PROXY

EVERGREEN NEW YORK MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all the assets of Evergreen New York Municipal Bond Fund (“New York Municipal Bond Fund”) by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), each a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of New York Municipal Bond Fund. The Plan also provides for the distribution of those shares of Municipal Bond Fund to shareholders of New York Municipal Bond Fund in liquidation and subsequent termination of New York Municipal Bond Fund.

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

SCANNER BAR CODE TAG ID: 12345678	CUSIP:

PROXY

EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”), a series of Evergreen Municipal Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of South Carolina Municipal Bond Fund to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                        Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

^ FOLD HERE ^

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CONTROL NUMBER:
Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.	CHECK DIGIT ID:
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:	CUSIP:

PROXY

EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all the assets of Evergreen South Carolina Municipal Bond Fund (“South Carolina Municipal Bond Fund”) by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), each a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of South Carolina Municipal Bond Fund. The Plan also provides for the distribution of those shares of Municipal Bond Fund to shareholders of South Carolina Municipal Bond Fund in liquidation and subsequent termination of South Carolina Municipal Bond Fund.

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

SCANNER BAR CODE TAG ID: 12345678	CUSIP:

PROXY

EVERGREEN VIRGINIA MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 20, 2008

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”), a series of Evergreen Municipal Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Virginia Municipal Bond Fund to be held at 10:00 a.m., Eastern time, on March 20, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                        Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

^ FOLD HERE ^

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

CONTROL NUMBER:
Touchtone Phone	Simply dial toll-free [ ] and follow the automated instructions. Please have this proxy card available at the time of the call.	CHECK DIGIT ID:
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:	CUSIP:

PROXY

EVERGREEN VIRGINIA MUNICIPAL BOND FUND

A series of Evergreen Municipal Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN MUNICIPAL TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of December 21, 2007, providing for the acquisition of all the assets of Evergreen Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”) by Evergreen Municipal Bond Fund (“Municipal Bond Fund”), each a series of Evergreen Municipal Trust, in exchange for shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of all of the liabilities of Virginia Municipal Bond Fund. The Plan also provides for the distribution of those shares of Municipal Bond Fund to shareholders of Virginia Municipal Bond Fund in liquidation and subsequent termination of Virginia Municipal Bond Fund.

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

SCANNER BAR CODE TAG ID: 12345678	CUSIP: